SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     ---------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  MAY 24, 2001
                                                       ----------------


                                NTL (DELAWARE), INC.
               -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


    Delaware                      0-25691                     13-4051921
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                 File Number)               Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8440
                                                          ---------------



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.
-------    -------------

     On May 24, 2001, NTL Incorporated, the public parent company of NTL (Delaware), Inc., announced it signed a Strategic Outsourcing Deal with IBM which covers the provision of Information Technology (IT) services for NTL across the UK and Ireland.


99.1       Press release, issued May 24, 2001

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              NTL INCORPORATED
                                              (Registrant)


                                              By: /s/  Richard J. Lubasch
                                              ---------------------------------
                                              Name:    Richard J. Lubasch
                                              Title:   Executive Vice President-
                                                        General Counsel


Dated: May 24, 2001

                                  EXHIBIT INDEX
                                  -------------

Exhibit                                                                   Page
-------                                                                   -----

99.1     Press release, issued May 24, 2001

                                                                    Exhibit 99.1
[NTL Logo]

For Immediate Release                                             May 24, 2001

NTL SIGNS STRATEGIC OUTSOURCING DEAL WITH IBM

* Contract for IT outsourcing alliance signed today
* Projected savings in excess of US $450m over the life of the contract
* Faster track for converged and advanced, Internet-enabled systems
* Significant productivity and competitive advantages going forward
* All affected NTL associates to be offered employment by IBM

London (May 24, 2001) - NTL Incorporated (NYSE: NLI; Nasdaq Europe: NTLI), the UK's leading broadband communications company, announced today that it has awarded a major new strategic outsourcing contract to IBM, the world's leading information technology and services company. The agreement, signed today, covers the provision of Information Technology (IT) services for NTL across the UK and Ireland.

The strategic alliance will generate significant competitive edge and increased stakeholder value for NTL through the delivery of state-of-the-art technology, a menu of support services and significant cost savings. The agreement reached today has a potential value in excess of US $2 billion over its term.

NTL and IBM have adopted an innovative menu-driven approach to all services to be rendered, with prices regularly benchmarked against best-in-class peers. This structure is projected to generate savings for NTL in excess of US $450m over the life of the agreement, and will allow NTL to size its IT needs and resources dynamically to generate further savings and/or competitive advantage over time.

With immediate effect, 483 IT staff will transfer from NTL to IBM to coincide with the start of the service.

Under the proposed agreement, IBM will provide IT services for all of NTL's operations in the UK and Ireland until 2012. However, NTL retains control of its IT activities which are fundamental to its competitive advantage. Stephen Carter, Managing Director, NTL UK and Ireland, said: "This significant agreement is more good news for NTL stakeholders. It frees us from the day-to-day IT demands so that we can focus on delivering great service and innovative communications solutions for our customers, while remaining confident that our non-core IT requirements are in the hands of experts."

Tony Cronin, Vice President, IBM Strategic Outsourcing, said: "This is an exciting alliance which will help NTL accelerate the integration of the companies it has acquired over the last 18 months. We will provide NTL with robust and reliable IT systems to support its fast growing business. At the same time we will help them gain real competitive advantage through capability enhancement, efficiency improvements, standardisation and cost reduction."

Today's agreement follows the signing of the Memorandum of Understanding, announced on January 11, 2001.

                                    - Ends -


For more information contact

In the US:

Investor Relations:
John F. Gregg, Senior Vice President - Chief Financial Officer
Bret Richter, Vice President - Corporate Finance and Development
Tamar Gerber, Investor Relations
Tel: (001) 212 906 8440, or via e-mail at investor_relations@ntli.com

The Abernathy MacGregor Group  - Winnie Lerner, (001) 212 371 5999

In the UK:

Media:
Alison Kirkwood, Media Relations, +44 (0)1256 752 662
Malcolm Padley, Media Relations, +44 (0)1256 753408 / 07788 978199
Nicola Mitchell, Media Relations, +44 (0)1256 753 719 / 07900 678 257

Buchanan Communications - Richard Oldworth, Mark Edwards or Jeremy Garcia
Tel: +44 (0)20 7466 5000

Investor Relations:
Virginia McMullan, +44 (0)207 909 2144, or via e-mail at investorrelations@ntl.com
Tel: (001) 212 371 5999


For IBM Media Relations
In US: Nancy Kaplan T:  00 1 914 766 4265 M: 00 1 914 843 4029
In EMEA: Ian Colley T: 00 33 141 88 5994 M: 00 33 672 742 362
In UK: Lorna Campbell T: 44 (0) 1844 338 145 M: 44 (0) 7836 625 999
     Bill Mew T: 44 (0)207 202 5769 M: 44 (0) 780 824 7932




More on NTL

     * NTL offers a wide range of communications services to homes and business customers throughout the UK, Ireland, Switzerland, France, Germany and Sweden. Over 20 million homes are located within the NTL's group franchise areas, covering major European cities including London, Paris, Frankfurt, Zurich, Stockholm, Geneva, Dublin, Manchester and Glasgow. NTL and its affiliates collectively serve over 8.4 million residential cable telephony and Internet customers, including approximately 1.5 million off-net Internet and telephony customers.

     * In the UK, over 11 million homes are located within NTL's fibre-optic broadband network, which covers nearly 50% of the UK including, London, Manchester, Nottingham, Oxford, Cambridge, Cardiff, Glasgow and Belfast. NTL now serves over 2.8 million on-net residential, cable telephony and Internet customers and approximately 1.5 million off-net Internet and telephony customers, across the UK.

     * NTL has over 76,000 UK business customers, including Royal Bank of Scotland, Comet, AT&T and Orange. NTL offers a broad range of technologies and resources to provide complete multi-service solutions for businesses from large corporations to local companies.

     * NTL has a 40-year history in Broadcast TV and radio transmission and helped pioneer the technologies of the digital age. 22 million homes watch ITV, C4 and C5 thanks to NTL's broadcast transmitters.

More on IBM

     * IBM is the world's largest information technology company, with 80 years of leadership in helping businesses innovate. IBM offers a wide range of services, solutions and technologies that enable companies to take full advantage  of the new era of  e-business.  IBM Global  Services  is the  world's largest information technology services provider, with nearly 150,000 professionals serving customers in 160 countries and an annual revenue of more than $33 billion (2000).

     * IBM Global Services integrates IBM's broad range of capabilities - services, hardware, software and research - to help companies of all sizes realise the full value of information technology. For more information, visit www.ibm.com/services.